Acquisitions	12 Months Ended
Sep. 28, 2013
Business Combinations [Abstract]
Acquisitions
ACQUISITIONS
During fiscal 2013, we acquired two value-added food businesses as part of our strategic expansion initiative, which are included in our Prepared Foods segment. The aggregate purchase price of the acquisitions was $106 million, which included $50 million for Property, Plant and Equipment, $41 million allocated to Intangible Assets and $12 million allocated to Goodwill.
In fiscal 2011, we paid $66 million to purchase the minority partner's 40% equity interest in our Shandong Tyson Xinchang Foods' subsidiaries, pursuant to the minority partner's exercise of put options.